Consolidated Statement of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statement of Comprehensive Income [Abstract]
Loss for the year	$ (43,100)	$ (44,044)	$ (29,002)
Items that will be reclassified to profit or loss:
Exchange differences arising from translation of foreign operations	(149)	593	264
Total other comprehensive income (loss)	(149)	593	264
Total comprehensive loss for the year (net of tax)	$ (43,249)	$ (43,451)	$ (28,738)